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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 6, 2005






                                SPIRE CORPORATION
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             (Exact name of Registrant as specified in its charter)




      Massachusetts                 0-12742                   04-2457335
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(State or other jurisdiction      (Commission              (I.R.S. Employer
     of incorporation)            File Number)          Identification Number)




One Patriots Park, Bedford, Massachusetts                          01730-2396
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(Address of principal executive offices)                           (Zip Code)





Registrant's telephone number, including area code:  781-275-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

        On April 6, 2005, Spire Corporation (Nasdaq: SPIR) received a Nasdaq Staff Determination indicating that the Company is no longer in compliance with the $10,000,000 minimum stockholders' equity requirement for continued listing set forth in Nasdaq Marketplace Rule 4450(a)(3), and that its common stock is, therefore, subject to delisting from the Nasdaq National Market. Because the Company fails to satisfy Marketplace Rule 4450(a)(3), the Nasdaq Staff is reviewing the Company's eligibility for continued National Market listing and has requested that the Company provide, on or before April 13, 2005, the Company's plan to achieve and sustain compliance with Nasdaq listing standards. The Company intends to present such plan to the Nasdaq Staff. If, after conclusion of its review, Nasdaq determines that the Company has not presented a sufficient plan to achieve and sustain compliance, it will provide written notification that the Company's common stock will be delisted. If the Company were to receive such a written notification, it would likely appeal the decision to a Nasdaq Listing Qualifications Panel. The Company is currently evaluating its options with respect to its response to the notice.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    Exhibit No.                        Description
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       99.1        News Release of the Company dated April 12, 2005








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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        SPIRE CORPORATION


Date:  April 12, 2005                   By: /s/ Roger G. Little
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                                            Roger G. Little
                                            President, Chief Executive Officer
                                            and Chairman of the Board



























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                                  EXHIBIT INDEX


Exhibit                          Description
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  99.1        News Release of the Company dated April 12, 2005































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